                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



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
Date of Report (Date of earliest event reported):         December 13, 2000 (December 1, 2000)
                                                          --------------------------------------
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                           NEXTEL INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

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
          DELAWARE                             333-26649                              91-1671412
(State or other jurisdiction                  (Commission                          (I.R.S. Employer
     of incorporation)                       File Number)                        Identification No.)


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
10700 PARKRIDGE BOULEVARD, SUITE 600, RESTON, VIRGINIA                              20191
       (Address of principal executive offices)                                  (Zip Code)
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Registrant's telephone number, including area code:       (703) 433-4000
                                                   -----------------------------




--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)



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ITEM 5.     OTHER EVENTS.

               Nextel International, Inc. and some of its operating companies and Motorola, Inc. have amended their iDEN infrastructure supply agreements to specify the minimum purchase commitments and related terms thereunder as set forth in the form of amendment filed as exhibit
         10.3 hereto and incorporated herein by reference.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

            (a)   FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.
                  NOT APPLICABLE

            (b)   PRO FORMA FINANCIAL INFORMATION.
                  NOT APPLICABLE

            (C)   EXHIBITS.

                         Exhibit No      Exhibit Description
                         ----------      -------------------
                               10.3      Form of Amendment 001 to iDEN Infrastructure Supply Agreement, dated as of December 1, 2000, between Nextel International. and Motorola*
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                        ------------
                        *  Confidential portions of this exhibit have been
                        omitted and filed separately with the Securities and
                        Exchange Commission.




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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   NEXTEL INTERNATIONAL, INC.


Date: December 13, 2000            By:  /s/ Robert J. Gilker
                                     -----------------------------------------
                                       Robert J. Gilker
                                       Vice President and General Counsel


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                                  EXHIBIT INDEX

                         Exhibit No      Exhibit Description
                         ----------      -------------------
                           10.3          Form of Amendment 001 to iDEN Infrastructure Supply Agreement, dated as of December 1, 2000, between Nextel International. and Motorola*



                        ------------
                        * Confidential portions of this exhibit have been omitted and filed separately with the Securities and Exchange Commission.